LOSS PER SHARE (Schedule of Loss Per Share) (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Basic and diluted net loss per ordinary share:
Net loss	$ 10,589	$ 9,771	$ 8,826
Shares used in computing net loss per ordinary share, basic and diluted (in thousands)	4,058	1,455	1,208
Net loss per ordinary share, basic and diluted	$ 2.61	$ 6.72	$ 7.31